SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                             COOPER INDUSTRIES, INC.
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               DANAHER CORPORATION
                               -------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               ------------------------------------------------


          (2)  Aggregate number of securities to which transaction applies:

               ------------------------------------------------


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------


          (4)  Proposed maximum aggregate value of transaction:

               ------------------------------------------------


          (5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

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[ ]       Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the
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          (2)  Form, Schedule or Registration Statement No.:

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


On August 2, 2001, H. Lawrence Culp, Jr., President and Chief Executive Officer of Danaher Corporation ("Danaher"), sent the following letter to Danaher associates:

Dear Danaher Associates,

An interesting day, to say the least!

Hopefully, all of you have had the chance to read the press release we issued yesterday morning, as well as my accompanying internal letter to Danaher associates. These two pieces of information should help you understand the rationale behind this exciting opportunity. If you're interested in more detail, links to Cooper's publicly available information as well as a replay of the conference call we held for investors yesterday morning can be accessed through mydanaher.com.

However, I know many of you are interested in more than the strategy and mechanics of this merger. "What happens next?" and "what does this mean for me personally?" are the two most common questions I've heard.

The answer to the first question is simple. The Cooper Board of Directors has indicated that it will meet next week and we are optimistic that they will consider our proposal at that time, and agree to work with us to quickly achieve a mutually beneficial negotiated transaction. Subsequent activities will depend on the outcome of this Board meeting.

Regarding the second question, we think the proposed transaction is great news for Danaher associates, though we will know much more once we have had an opportunity to perform due diligence at Cooper - to "look under the hood," so to speak. Although my communications are bound by certain legal restrictions (we cannot selectively provide information only to Danaher associates), please be assured that as relevant information becomes available I will provide it to you. We will be using the Cooper Acquisition Info knowledge area on mydanaher.com as a focal point for all communications.

Over the coming weeks there will be many distractions as this situation unfolds, and you are likely to see some volatility in Danaher's share price (which is typical in these sorts of situations). We cannot allow these issues to impact the performance of our fine company, and I ask that you stay focused on our strategic priorities and on delivering our usual top-notch results.

Finally, please also remember that our communications in the coming weeks may contain certain forward-looking statements and that actual financial results may differ from those predicted.

Sincerely,

Larry

                           FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In some cases, you can identify these so-called "forward-looking statements" by words such as "may," "will," "expects," "plans," "believes," "estimates," "predicts," "potential," or words of similar tenor. These forward-looking statements are based on management's good faith expectations and beliefs concerning future developments, but you are cautioned that actual events or results may differ materially from the expectations expressed in such forward-looking statements as a result of various factors, including risks and uncertainties, many of which are beyond the control of Danaher Corporation ("Danaher"). Factors that could cause actual results to differ materially include, but are not limited to: (1) the businesses of Danaher and Cooper Industries, Inc. ("Cooper") may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected combination benefits from the transaction may not be fully realized or realized within the expected time frame; (3) Cooper may not be able to meet Danaher's expectations and revenues following the transaction may be lower than expected; (4) operating costs and business disruption, including difficulties in maintaining relationships with employees, customers or suppliers, may be greater than expected following the transaction; (5) the regulatory approvals required for the transaction may not be obtained on the proposed terms or on the anticipated schedule; (6) the effects of legislative and regulatory changes (particularly environmental regulations) which could affect demand for products in the Process/Environmental Controls segment; (7) unanticipated developments that could occur with respect to contingencies such as environmental matters and litigation; (8) technological changes; (9) changes in labor or capital costs;
(10) Danaher's ability to attract and retain qualified employees; (11) future acquisitions, strategic partnerships and divestitures; (12) general business and economic conditions; and (13) other risks described from time to time in Danaher's periodic reports filed with the Securities and Exchange Commission (the "SEC"). Danaher disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.



                             ADDITIONAL INFORMATION

DEPENDING ON FUTURE DEVELOPMENTS, DANAHER MAY FILE WITH THE SEC (1) A PROXY STATEMENT FOR SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF COOPER IN CONNECTION WITH COOPER'S SPECIAL MEETING WHICH IS SCHEDULED TO TAKE PLACE ON AUGUST 30, 2001, AND/OR (2) A PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONCERNING A TRANSACTION AT A DATE OR DATES SUBSEQUENT HERETO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE. ANY SUCH DOCUMENTS WOULD CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS WOULD BE ABLE TO OBTAIN A FREE COPY OF SUCH DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, AT THE SEC'S INTERNET SITE (http://www.sec.gov) OR DIRECTLY FROM DANAHER BY MAKING A REQUEST TO: DANAHER CORPORATION, 2099 PENNSYLVANIA AVENUE, NW, 12TH FLOOR, WASHINGTON, D.C. 20006-1813, ATTENTION:
CORPORATE SECRETARY.

DANAHER AND CERTAIN OTHER PERSONS REFERRED TO BELOW MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. THE PARTICIPANTS IN ANY SUCH SOLICITATION MAY INCLUDE CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF DANAHER.
A DETAILED LIST OF THE NAMES OF DANAHER'S DIRECTORS AND OFFICERS IS CONTAINED
IN DANAHER'S PROXY STATEMENT FOR ITS 2001 ANNUAL MEETING, FILED WITH THE SEC ON APRIL 3, 2001, WHICH MAY BE OBTAINED WITHOUT CHARGE AT THE SEC'S INTERNET SITE (http://www.sec.gov) OR BY DIRECTING A REQUEST TO DANAHER AT THE ADDRESS PROVIDED ABOVE. AS OF THE DATE OF THIS COMMUNICATION, DANAHER DOES NOT OWN ANY SHARES OF COOPER COMMON STOCK, AND, TO DANAHER'S KNOWLEDGE, NONE OF THE
OFFICERS OR DIRECTORS OF DANAHER WHO WOULD BE EXPECTED TO PARTICIPATE IN ANY SUCH SOLICITATION OF PROXIES OWNS ANY SHARES OF COOPER COMMON STOCK. EXCEPT AS DISCLOSED ABOVE AND IN DANAHER'S PROXY STATEMENT FOR ITS 2001 ANNUAL MEETING,
TO THE KNOWLEDGE OF DANAHER, NONE OF THE DIRECTORS OR EXECUTIVE OFFICERS OF DANAHER WHO WOULD BE EXPECTED TO PARTICIPATE IN ANY SUCH SOLICITATION OF PROXIES HAS ANY MATERIAL INTEREST, DIRECT OR INDIRECT, BY SECURITY HOLDINGS OR OTHERWISE, IN DANAHER OR COOPER.